EXHIBIT 99.2

STANCORP FINANCIAL GROUP, INC.

STATISTICAL SUPPLEMENT

March 31, 2003

(Unaudited)

This Statistical Supplement has been prepared on an operating income basis. Pre-tax operating income (loss) is net income (loss) before income taxes,

net capital gains (losses) and certain special items.

Certain prior period amounts have been reclassified to conform to the current period’s presentation.

StanCorp Financial Group, Inc.

1100 SW Sixth Avenue

Portland, Oregon 97204

Investor Inquiries:

Jeff Hallin

Phone: (503)321-6127

Fax: (503)478-5037

Email: jhallin@standard.com

Web site address: http://www.stancorpfinancial.com

STANCORP FINANCIAL GROUP, INC.

Financial Highlights

(Dollars in millions except share data)

CONSOLIDATED

						2003	2002
	1998	1999	2000	2001	2002	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
Pre-tax operating income (loss):
Employee Benefits–Insurance	$82.7	$104.5	$116.9	$133.3	$158.4	$44.6	$46.3	$36.4	$39.7	$36.0
Individual Insurance	17.9	11.9	17.4	27.2	31.7	8.4	3.1	9.9	10.7	8.0
Retirement Plans	(0.4)	(1.8)	—	(0.2)	—	0.7	0.6	(0.8)	0.2	—
Other	(0.8)	10.5	10.5	4.2	1.6	(3.1)	(2.6)	1.0	1.5	1.7

Total pre-tax operating income	99.4	125.1	144.8	164.5	191.7	50.6	47.4	46.5	52.1	45.7
Income taxes	30.8	41.0	47.7	58.5	68.1	17.7	16.4	16.6	18.7	16.4

Operating income	68.6	84.1	97.1	106.0	123.6	32.9	31.0	29.9	33.4	29.3
Special items, net of tax	(6.1)	(4.5)	(1.2)	—	—	—	—	—	—	—
Net capital gains (losses), net of tax	7.0	0.3	(1.2)	—	(12.6)	(0.7)	2.9	(2.3)	(13.5)	0.3

Net income	$69.5	$79.9	$94.7	$106.0	$111.0	$32.2	$33.9	$27.6	$19.9	$29.6

Basic per common share: *
Operating income	n/a	$2.50	$3.05	$3.47	$4.20	$1.14	$1.06	$1.01	$1.13	$0.99
Special items, net of tax	n/a	(0.14)	(0.04)	—	—	—	—	—	—	—
Net capital gains (losses), net of tax	n/a	0.01	(0.04)	—	(0.43)	(0.03)	0.10	(0.07)	(0.46)	0.01

Net income	n/a	$2.37	$2.97	$3.47	$3.77	$1.11	$1.16	$0.94	$0.67	$1.00

Diluted per common share: *
Operating income	n/a	$2.50	$3.02	$3.44	$4.15	$1.12	$1.05	$1.00	$1.12	$0.98
Special items, net of tax	n/a	(0.14)	(0.04)	—	—	—	—	—	—	—
Net capital gains (losses), net of tax	n/a	0.01	(0.03)	—	(0.42)	(0.02)	0.10	(0.07)	(0.46)	0.01

Net income	n/a	$2.37	$2.95	$3.44	$3.73	$1.10	$1.15	$0.93	$0.66	$0.99

Book value per common share (excluding accumulated other comprehensive income)	n/a	$26.77	$29.23	$31.57	$34.44	$35.43	$34.44	$33.89	$33.09	$32.42
Operating return on average equity (excluding accumulated other comprehensive income)	9.3%	10.2%	10.8%	11.4%	12.7%	12.9%	12.4%	12.1%	13.7%	12.3%
Number of employees	1,849	1,971	2,082	2,255	2,465	2,521	2,465	2,357	2,320	2,287
Share data:
Basic weighted average *	n/a	33,630,692	31,878,834	30,553,049	29,435,920	28,934,602	29,155,199	29,459,324	29,542,304	29,591,379
Diluted weighted average *	n/a	33,674,367	32,125,596	30,835,722	29,772,402	29,222,728	29,487,810	29,767,536	29,878,851	29,924,668
At period end	n/a	32,774,098	31,565,486	29,782,966	29,185,276	29,061,326	29,185,276	29,514,021	29,725,464	29,641,388

*	Share data for 1999 is pro forma.

STANCORP FINANCIAL GROUP, INC.

Financial Results

(in millions)

CONSOLIDATED

						2003	2002
	1998	1999	2000	2001	2002	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
Revenues:
Premiums	$892.8	$959.2	$1,102.0	$1,231.7	$1,383.3	$401.3	$382.6	$332.1	$336.3	$332.3
Net investment income	322.9	336.7	358.4	348.6	380.8	106.0	103.8	94.9	91.6	90.5
Other	3.3	3.0	4.1	5.1	5.9	1.4	1.6	1.3	1.5	1.5

Total operating revenues	1,219.0	1,298.9	1,464.5	1,585.4	1,770.0	508.7	488.0	428.3	429.4	424.3

Benefits and expenses:
Benefits to policyholders	787.6	821.3	929.5	1,017.0	1,117.1	324.2	309.1	268.8	267.9	271.3
Interest credited	91.5	88.8	90.4	78.7	72.9	18.6	18.5	18.4	18.3	17.7
Operating expenses	155.0	165.8	185.3	201.0	243.5	69.9	70.7	59.3	57.5	56.0
Commissions and bonuses	73.4	83.3	102.7	118.3	132.6	35.5	33.3	33.2	31.7	34.4
Premium taxes	16.4	13.9	17.9	22.1	23.0	6.7	6.2	6.0	5.4	5.4
Interest expense	0.1	0.9	1.0	0.1	5.0	4.4	4.4	0.5	0.1	—
Deferral of acquisition costs	(17.8)	(17.5)	(26.7)	(35.7)	(39.1)	(9.7)	(9.6)	(9.8)	(8.9)	(10.8)
Amortization of deferred acquisition costs and value of business acquired	13.4	17.3	19.6	19.4	23.3	8.5	8.0	5.4	5.3	4.6

Total operating benefits and expenses	1,119.6	1,173.8	1,319.7	1,420.9	1,578.3	458.1	440.6	381.8	377.3	378.6

Pre-tax operating income	99.4	125.1	144.8	164.5	191.7	50.6	47.4	46.5	52.1	45.7
Income taxes	30.8	41.0	47.7	58.5	68.1	17.7	16.4	16.6	18.7	16.4

Operating income	68.6	84.1	97.1	106.0	123.6	32.9	31.0	29.9	33.4	29.3
Special items, net of tax	(6.1)	(4.5)	(1.2)	—	—		—	—	—	—
Net capital gains (losses), net of tax	7.0	0.3	(1.2)	—	(12.6)	(0.7)	2.9	(2.3)	(13.5)	0.3

Net income	$69.5	$79.9	$94.7	$106.0	$111.0	$32.2	$33.9	$27.6	$19.9	$29.6

Statutory data – Insurance Subsidiaries:
Net gain (loss) from operations before income taxes	$99.2	$133.0	$148.4	$118.0	$111.9	$41.5	$(31.2)	$60.5	$41.2	$41.4
Net gain (loss) from operations after income taxes and before realized capital gains/losses	93.9	115.7	43.0	126.8	33.1	23.4	(49.0)	33.0	22.8	26.3
Capital and surplus	392.9	506.7	517.7	641.9	817.6	766.4	817.6	869.5	617.6	613.1
Asset valuation reserve	39.9	41.1	39.8	44.4	35.8	37.4	35.8	37.9	41.8	45.0

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

RESULTS BY SEGMENT

						2003	2002
	1998	1999	2000	2001	2002	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
Revenues:
Premiums:
Employee Benefits – Insurance	$784.5	$855.6	$973.5	$1,129.5	$1,284.3	$375.9	$358.2	$308.9	$310.4	$306.8
Individual Insurance	94.3	87.0	104.8	81.2	80.0	20.3	20.1	18.8	20.7	20.4
Retirement Plans	14.0	16.6	23.7	21.0	19.0	5.1	4.3	4.4	5.2	5.1

Total premiums	892.8	959.2	1,102.0	1,231.7	1,383.3	401.3	382.6	332.1	336.3	332.3

Net investment income:
Employee Benefits – Insurance	143.7	151.8	165.2	187.3	207.0	61.7	59.0	51.1	48.6	48.3
Individual Insurance	124.0	121.5	128.0	98.9	107.0	27.2	27.7	27.1	26.3	25.9
Retirement Plans	54.0	50.6	50.7	52.1	52.9	14.2	13.5	13.4	13.2	12.8
Other	1.2	12.8	14.5	10.3	13.9	2.9	3.6	3.3	3.5	3.5

Total net investment income	322.9	336.7	358.4	348.6	380.8	106.0	103.8	94.9	91.6	90.5

Other revenues:
Employee Benefits – Insurance	2.4	2.9	4.2	4.3	5.5	1.4	1.5	1.3	1.4	1.3
Individual Insurance	0.9	—	(0.1)	0.8	0.4	—	0.1	—	0.1	0.2
Other	—	0.1	—	—	—	—	—	—	—	—

Total other revenues	3.3	3.0	4.1	5.1	5.9	1.4	1.6	1.3	1.5	1.5

Total operating revenues	1,219.0	1,298.9	1,464.5	1,585.4	1,770.0	508.7	488.0	428.3	429.4	424.3

Benefits and expenses:
Employee Benefits – Insurance	847.9	905.8	1,026.0	1,187.8	1,338.4	394.4	372.4	324.9	320.7	320.4
Individual Insurance	201.3	196.6	215.3	153.7	155.7	39.1	44.8	36.0	36.4	38.5
Retirement Plans	68.4	69.0	74.4	73.3	71.9	18.6	17.2	18.6	18.2	17.9
Other	2.0	2.4	4.0	6.1	12.3	6.0	6.2	2.3	2.0	1.8

Total operating benefits and expenses	1,119.6	1,173.8	1,319.7	1,420.9	1,578.3	458.1	440.6	381.8	377.3	378.6

Pre-tax operating income (loss):
Employee Benefits – Insurance	82.7	104.5	116.9	133.3	158.4	44.6	46.3	36.4	39.7	36.0
Individual Insurance	17.9	11.9	17.4	27.2	31.7	8.4	3.1	9.9	10.7	8.0
Retirement Plans	(0.4)	(1.8)	—	(0.2)	—	0.7	0.6	(0.8)	0.2	—
Other	(0.8)	10.5	10.5	4.2	1.6	(3.1)	(2.6)	1.0	1.5	1.7

Total pre-tax operating income	99.4	125.1	144.8	164.5	191.7	50.6	47.4	46.5	52.1	45.7
Income taxes	30.8	41.0	47.7	58.5	68.1	17.7	16.4	16.6	18.7	16.4

Operating income	68.6	84.1	97.1	106.0	123.6	32.9	31.0	29.9	33.4	29.3
Special items, net of tax	(6.1)	(4.5)	(1.2)	—	—	—	—	—	—	—
Net capital gains (losses), net of tax	7.0	0.3	(1.2)	—	(12.6)	(0.7)	2.9	(2.3)	(13.5)	0.3

Net income	$69.5	$79.9	$94.7	$106.0	$111.0	$32.2	$33.9	$27.6	$19.9	$29.6

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

EMPLOYEE BENEFITS – INSURANCE SEGMENT

						2003	2002
	1998	1999	2000	2001	2002	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
Revenues:
Premiums:
Life and AD&D	$285.7	$314.2	$362.5	$428.4	$498.0	$150.0	$137.1	$122.9	$121.0	$117.0
LTD	353.6	398.8	456.2	514.0	583.4	175.0	164.8	140.2	140.5	137.9
STD	77.0	81.5	100.5	123.7	145.2	40.6	36.9	36.8	36.6	34.9
Other	73.9	78.1	77.2	79.4	71.2	16.5	18.3	16.7	17.4	18.8
Experience rated refunds	(5.7)	(17.0)	(22.9)	(16.0)	(13.5)	(6.2)	1.1	(7.7)	(5.1)	(1.8)

Total premiums	784.5	855.6	973.5	1,129.5	1,284.3	375.9	358.2	308.9	310.4	306.8
Net investment income	143.7	151.8	165.2	187.3	207.0	61.7	59.0	51.1	48.6	48.3
Other	2.4	2.9	4.2	4.3	5.5	1.4	1.5	1.3	1.4	1.3

Total operating revenues	930.6	1,010.3	1,142.9	1,321.1	1,496.8	439.0	418.7	361.3	360.4	356.4

Benefits and expenses:
Benefits to policyholders *	664.1	705.5	792.1	921.6	1,029.4	304.3	283.6	249.3	248.4	248.1
Interest credited	6.2	6.7	7.5	10.3	4.7	1.2	0.9	1.3	1.1	1.4
Operating expenses	107.0	115.4	132.5	148.9	185.8	55.1	56.1	44.8	43.2	41.7
Commissions and bonuses	57.0	67.4	82.5	90.1	98.8	25.5	24.5	24.6	23.7	26.0
Premium taxes	15.1	13.8	17.3	20.5	22.4	6.5	6.0	5.8	5.3	5.3
Deferral of acquisition costs	(8.2)	(10.6)	(15.2)	(15.0)	(17.8)	(4.4)	(4.0)	(4.2)	(4.1)	(5.5)
Amortization of deferred acquisition costs and value of business acquired	6.7	7.6	9.3	11.4	15.1	6.2	5.3	3.3	3.1	3.4

Total operating benefits and expenses	847.9	905.8	1,026.0	1,187.8	1,338.4	394.4	372.4	324.9	320.7	320.4

Pre-tax operating income	82.7	104.5	116.9	133.3	158.4	44.6	46.3	36.4	39.7	36.0
Net capital gains (losses)	2.5	(3.3)	(0.7)	(1.8)	(8.6)	(1.5)	3.2	(2.9)	(9.6)	0.7

Income before income taxes	$85.2	$101.2	$116.2	$131.5	$149.8	$43.1	$49.5	$33.5	$30.1	$36.7

Operating statistics (% of total premiums):
Benefit ratio (including interest credited) *	85.4%	83.3%	82.1%	82.1%	80.5%	81.3%	79.4%	81.1%	80.4%	81.3%
Operating expenses	13.6	13.5	13.6	13.2	14.5	14.7	15.7	14.5	13.9	13.6
Pre-tax operating income	10.5	12.2	12.0	11.8	12.3	11.9	12.9	11.8	12.8	11.7
Sales (annualized new premiums):
Life and AD&D	$51.2	$70.0	$114.5	$115.6	$133.8	$16.1	$64.6	$24.7	$18.3	$26.2
LTD	51.3	86.8	94.7	98.6	97.1	16.9	43.6	18.1	15.8	19.6
STD	21.6	17.2	35.1	37.0	48.8	9.4	17.9	8.6	6.9	15.4
Other	17.5	15.0	16.5	14.1	23.4	4.5	11.2	5.3	2.9	4.0

Total	$141.6	$189.0	$260.8	$265.3	$303.1	$46.9	$137.3	$56.7	$43.9	$65.2

Persistency (% of premiums):
Life	87.4%	89.4%	85.2%	88.5%	88.0%
LTD	84.8	87.9	88.3	89.3	88.1
Dental	78.3	76.2	65.9	79.6	75.6
Other A&H	85.3	84.7	82.9	87.0	85.1

Total	84.8%	86.0%	82.7%	87.6%	86.9%

*	2001 benefits to policyholders included $4.3 million in pre-tax charges related to the terrorist events of September 11, 2001. The $4.3 million in pre-tax charges were excluded from the benefit ratio. Including the charges related to the terrorist events of September 11, 2001, the benefit ratio would have been 82.5%.

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

INDIVIDUAL INSURANCE SEGMENT

						2003	2002
	1998	1999	2000	2001	2002	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
Revenues:
Premiums:
Life	$82.0	$72.3	$70.0	$—	$—	$—	$—	$—	$—	$—
Annuities	3.5	3.4	6.5	2.7	4.6	0.1	1.9	0.9	0.9	0.9
Disability	8.8	11.3	28.3	78.5	75.4	20.2	18.2	17.9	19.8	19.5

Total premiums	94.3	87.0	104.8	81.2	80.0	20.3	20.1	18.8	20.7	20.4
Net investment income	124.0	121.5	128.0	98.9	107.0	27.2	27.7	27.1	26.3	25.9
Other	0.9	—	(0.1)	0.8	0.4	—	0.1	—	0.1	0.2

Total operating revenues	219.2	208.5	232.7	180.9	187.4	47.5	47.9	45.9	47.1	46.5

Benefits and expenses:
Benefits to policyholders *	113.0	106.3	125.6	85.6	79.8	17.8	24.1	17.1	17.2	21.4
Interest credited	49.3	48.6	48.7	32.8	35.1	9.1	9.2	8.9	8.9	8.1
Operating expenses	26.6	25.7	25.9	22.9	24.0	6.4	6.2	6.1	5.9	5.8
Commissions and bonuses	13.9	12.2	14.7	22.6	27.3	7.5	7.1	7.2	6.7	6.3
Premium taxes	1.4	1.0	1.6	1.6	0.6	0.2	0.2	0.2	0.1	0.1
Deferral of acquisition costs	(9.6)	(6.9)	(11.5)	(19.8)	(19.0)	(4.1)	(4.8)	(5.3)	(4.5)	(4.4)
Amortization of deferred acquisition costs and value of business acquired	6.7	9.7	10.3	8.0	7.9	2.2	2.8	1.8	2.1	1.2

Total operating benefits and expenses	201.3	196.6	215.3	153.7	155.7	39.1	44.8	36.0	36.4	38.5

Pre-tax operating income	17.9	11.9	17.4	27.2	31.7	8.4	3.1	9.9	10.7	8.0
Special items **	—	—	(1.9)	—	—	—	—	—	—	—
Net capital gains (losses)	1.6	0.5	(4.1)	0.6	(6.0)	1.1	(1.5)	0.5	(4.9)	(0.1)

Income before income taxes	$19.5	$12.4	$11.4	$27.8	$25.7	$9.5	$1.6	$10.4	$5.8	$7.9

Annuity assets under management	$667.6	$698.4	$652.9	$702.1	$797.7	$823.8	$797.7	$771.8	$734.0	$713.9
Benefit ratio (% of total premiums) *	n/a	n/a	n/a	104.5%	99.8%	87.7%	119.9%	91.0%	83.1%	104.9%
Operating statistics (% of operating revenue):
Operating expenses	12.2%	12.3%	11.1%	12.6%	12.8%	13.5%	12.9%	13.3%	12.5%	12.5%
Pre-tax operating income	8.2	5.7	7.5	15.0	16.9	17.7	6.5	21.6	22.7	17.2
Sales:
Life premiums	$7.4	$4.4	$4.0	$—	$—	$—	$—	$—	$—	$—
Annuity deposits	12.4	6.7	15.1	62.6	109.1	29.8	26.5	44.0	21.9	16.7
Disability premiums	2.4	3.4	3.5	9.6	11.5	2.9	3.2	3.0	2.8	2.5

Total	$22.2	$14.5	$22.6	$72.2	$120.6	$32.7	$29.7	$47.0	$24.7	$19.2

Disability persistency (% of premiums)	92.3%	91.4%	90.3%	92.1%	94.3%

*	2001 benefits to policyholders included $0.7 million in pre-tax charges related to the terrorist events of September 11, 2001. The $0.7 million in pre-tax charges were excluded from the benefit ratio. Including the charges related to the terrorist events of September 11, 2001, the benefit ratio would have been 105.4%.

**	Special items consisted of severance costs associated with disposition of the individual life product line.

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

RETIREMENT PLANS SEGMENT

						2003	2002
	1998	1999	2000	2001	2002	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
Revenues:
Premiums	$14.0	$16.6	$23.7	$21.0	$19.0	$5.1	$4.3	$4.4	$5.2	$5.1
Net investment income	54.0	50.6	50.7	52.1	52.9	14.2	13.5	13.4	13.2	12.8

Total operating revenues	68.0	67.2	74.4	73.1	71.9	19.3	17.8	17.8	18.4	17.9

Benefits and expenses:
Benefits to policyholders	10.5	9.5	11.8	9.8	7.9	2.1	1.4	2.4	2.3	1.8
Interest credited	36.1	33.5	34.2	35.2	32.5	8.3	8.3	8.0	8.1	8.1
Operating expenses	19.3	22.3	22.9	23.6	27.0	6.8	6.7	6.8	6.7	6.8
Commissions and bonuses	2.5	3.7	5.5	5.6	6.5	2.5	1.7	1.4	1.3	2.1
Deferral of acquisition costs	—	—	—	(0.9)	(2.3)	(1.2)	(0.8)	(0.3)	(0.3)	(0.9)
Amortization of deferred acquisition costs	—	—	—	—	0.3	0.1	(0.1)	0.3	0.1	—

Total operating benefits and expenses	68.4	69.0	74.4	73.3	71.9	18.6	17.2	18.6	18.2	17.9

Pre-tax operating income (loss)	(0.4)	(1.8)	—	(0.2)	—	0.7	0.6	(0.8)	0.2	—
Net capital gains (losses)	1.1	(0.7)	(0.4)	0.1	(5.6)	(1.1)	2.4	(1.2)	(6.7)	(0.1)

Income (loss) before income taxes	$0.7	$(2.5)	$(0.4)	$(0.1)	$(5.6)	$(0.4)	$3.0	$(2.0)	$(6.5)	$(0.1)

General account	$631.3	$655.4	$662.4	$751.6	$784.7	$827.6	$784.7	$754.5	$713.0	$698.3
Separate account	668.5	992.3	1,092.7	1,019.2	1,018.6	1,064.6	1,018.6	919.1	1,056.9	1,128.2

Assets under management	$1,299.8	$1,647.7	$1,755.1	$1,770.8	$1,803.3	$1,892.2	$1,803.3	$1,673.6	$1,769.9	$1,826.5

Operating statistics:
Interest credited (% of investment income)	66.7%	66.2%	67.5%	67.5%	61.4%	58.5%	61.5%	59.7%	61.4%	63.3%
Annualized operating expenses (% of average assets under management)	1.6	1.5	1.3	1.3	1.5	1.5	1.5	1.6	1.5	1.5

STANCORP FINANCIAL GROUP, INC

Financial Results

(In millions)

OTHER

						2003	2002
	1998	1999	2000	2001	2002	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
Revenues:
Net investment income	$1.2	$12.8	$14.5	$10.3	$13.9	$2.9	$3.6	$3.3	$3.5	$3.5
Other	—	0.1	—	—	—	—	—	—	—	—

Total operating revenues	1.2	12.9	14.5	10.3	13.9	2.9	3.6	3.3	3.5	3.5

Benefits and expenses:
Operating expenses and other	1.9	1.5	3.0	6.0	7.3	1.6	1.8	1.8	1.9	1.8
Interest expense	0.1	0.9	1.0	0.1	5.0	4.4	4.4	0.5	0.1	—

Total operating benefits and expenses	2.0	2.4	4.0	6.1	12.3	6.0	6.2	2.3	2.0	1.8

Pre-tax operating income (loss)	(0.8)	10.5	10.5	4.2	1.6	(3.1)	(2.6)	1.0	1.5	1.7
Special items *	(6.1)	(4.5)	—	—	—	—	—	—	—	—
Net capital gains (losses)	6.1	3.9	3.4	1.1	0.5	0.4	0.5	—	—	—

Income (loss) before income taxes	$(0.8)	$9.9	$13.9	$5.3	$2.1	$(2.7)	$(2.1)	$1.0	$1.5	$1.7

*	Special items consisted of demutualization expenses for 1999 and 1998.

STANCORP FINANCIAL GROUP, INC.

Consolidated Balance Sheets

(In millions)

CONSOLIDATED

						2003	2002
	1998	1999	2000	2001	2002	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
ASSETS
Investments:
Fixed maturity securities:
Available for sale	$2,188.5	$2,235.8	$2,485.3	$2,700.6	$4,134.4	$4,417.2	$4,134.4	$3,556.7	$3,177.5	$2,866.4
Trading	25.4	49.2	54.0	—	—	—	—	—	—	—
Equity securities	0.3	—	—	—	—	—	—	—	—	—
Commercial mortgage loans	1,708.1	1,926.2	2,061.1	2,003.0	1,989.1	2,043.5	1,989.1	2,058.3	2,078.6	2,041.2
Real estate, net	93.0	98.5	65.9	72.0	64.6	62.9	64.6	66.7	67.4	70.8
Policy loans	111.0	110.8	106.9	5.4	5.3	5.2	5.3	5.3	5.2	5.2
Collateral loans	71.2	68.1	63.5	—	—	—	—	—	—	—

Total investments	4,197.5	4,488.6	4,836.7	4,781.0	6,193.4	6,528.8	6,193.4	5,687.0	5,328.7	4,983.6
Cash and cash equivalents	60.4	40.7	473.7	212.3	206.8	69.0	206.8	179.2	22.9	55.0
Premiums and other receivables	41.5	48.7	74.0	73.7	79.6	73.6	79.6	62.0	62.9	67.2
Accrued investment income	53.5	56.2	61.5	59.4	77.1	83.9	77.1	68.4	67.0	64.7
Amounts recoverable from reinsurers	31.7	29.9	35.3	867.5	873.9	877.3	873.9	856.5	867.1	871.3
Deferred acquisition costs and value of business acquired	114.9	120.2	186.8	115.1	190.9	190.0	190.9	127.2	124.2	121.7
Property and equipment, net	65.9	69.0	71.7	76.8	74.7	72.9	74.7	75.3	76.6	76.2
Other assets	45.0	11.5	27.2	72.0	31.5	23.9	31.5	31.0	22.7	44.2
Separate account assets	668.5	992.3	1,092.7	1,019.2	1,018.6	1,064.6	1,018.6	919.1	1,056.9	1,128.2

Total	$5,278.9	$5,857.1	$6,859.6	$7,277.0	$8,746.5	$8,984.0	$8,746.5	$8,005.7	$7,629.0	$7,412.1

LIABILITIES AND EQUITY
Liabilities:
Future policy benefits and claims	$2,099.5	$2,268.3	$2,969.5	$3,198.5	$4,114.9	$4,161.0	$4,114.9	$3,340.0	$3,303.3	$3,260.4
Other policyholder funds	1,455.5	1,538.0	1,533.6	1,679.8	1,809.3	1,876.8	1,809.3	1,740.6	1,664.0	1,638.0
Dividends and experience refunds	23.7	33.7	32.0	49.1	55.2	58.4	55.2	51.1	45.2	46.3
Deferred tax liabilities	106.0	84.3	34.0	115.3	164.7	174.2	164.7	157.8	117.0	99.5
Short-term debt	0.1	0.2	65.2	81.5	0.2	0.2	0.2	0.2	81.7	0.2
Long-term debt	2.3	9.6	9.4	9.1	259.0	258.9	259.0	259.0	9.0	9.1
Other liabilities	84.0	90.8	198.8	150.8	172.0	192.3	172.0	409.9	315.8	262.7
Separate account liabilities	668.5	992.3	1,092.7	1,019.2	1,018.6	1,064.6	1,018.6	919.1	1,056.9	1,128.2

Total liabilities	4,439.6	5,017.2	5,935.2	6,303.3	7,593.9	7,786.4	7,593.9	6,877.7	6,592.9	6,444.4

Equity:
Common stock	—	819.7	778.7	699.8	665.3	657.6	665.3	682.4	693.6	690.9
Accumulated other comprehensive income (loss)	74.2	(37.6)	1.9	33.3	147.4	167.9	147.4	127.9	52.4	6.6
Retained earnings	765.1	57.8	143.8	240.6	339.9	372.1	339.9	317.7	290.1	270.2

Total equity	839.3	839.9	924.4	973.7	1,152.6	1,197.6	1,152.6	1,128.0	1,036.1	967.7

Total	$5,278.9	$5,857.1	$6,859.6	$7,277.0	$8,746.5	$8,984.0	$8,746.5	$8,005.7	$7,629.0	$7,412.1

STANCORP FINANCIAL GROUP INC,

Invested Asset Statistics

(Dollars in millions)

CONSOLIDATED (except as indicated)

						2003	2002
	1998	1999	2000	2001	2002	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
Investments:
Total fixed maturity securities:	$2,213.9	$2,285.0	$2,539.3	$2,700.6	$4,134.4	$4,417.2	$4,134.4	$3,556.7	$3,177.5	$2,866.4
Public	2,039.3	2,084.9	2,323.1	2,454.0	3,701.0	3,940.4	3,701.0	3,240.1	2,884.9	2,599.6
Private	174.6	200.1	216.2	246.6	433.4	476.8	433.4	316.6	292.6	266.8
Equity securities	0.3	—	—	—	—	—	—	—	—	—
Commercial mortgage loans	1,708.1	1,926.2	2,061.1	2,003.0	1,989.1	2,043.5	1,989.1	2,058.3	2,078.6	2,041.2
Real estate, net	93.0	98.5	65.9	72.0	64.6	62.9	64.6	66.7	67.4	70.8
Policy loans	111.0	110.8	106.9	5.4	5.3	5.2	5.3	5.3	5.2	5.2
Collateral loans	71.2	68.1	63.5	—	—	—	—	—	—	—

Total investments	$4,197.5	$4,488.6	$4,836.7	$4,781.0	$6,193.4	$6,528.8	$6,193.4	$5,687.0	$5,328.7	$4,983.6

Percent of investments:
Fixed maturity securities	52.7%	50.9%	52.5%	56.5%	66.8%	67.6%	66.8%	62.5%	59.6%	57.5%
Equity securities	—	—	—	—	—	—	—	—	—	—
Commercial mortgage loans	40.7	42.9	42.6	41.9	32.1	31.3	32.1	36.2	39.0	41.0
Real estate	2.2	2.2	1.4	1.5	1.0	1.0	1.0	1.2	1.3	1.4
Other	4.4	4.0	3.5	0.1	0.1	0.1	0.1	0.1	0.1	0.1

Fixed maturity securities available for sale:
Market value as a % of amortized cost	105.7%	97.4%	100.1%	102.0%	105.9%	106.4%	105.9%	106.0%	102.9%	100.4%

Reserve balances:
Commercial mortgage loans	$4.3	$4.1	$4.4	$3.6	$4.0	$4.2	$4.0	$3.9	$3.6	$3.6

StanCorp Mortgage Investors, LLC
Commercial mortgage loans under management:
StanCorp and subsidiaries	$1,708.1	$1,926.2	$2,061.1	$2,003.0	$1,989.1	$2,043.5	$1,989.1	$2,058.3	$2,078.6	$2,041.2
Other investors	250.5	253.8	314.7	534.9	672.9	698.5	672.9	558.6	506.5	521.7

Total	$1,958.6	$2,180.0	$2,375.8	$2,537.9	$2,662.0	$2,742.0	$2,662.0	$2,616.9	$2,585.1	$2,562.9

Commercial mortgage loans originated	$440.9	$519.1	$432.8	$430.1	$570.8	$207.2	$189.8	$124.2	$132.9	$123.9
Net income	4.6	5.5	5.9	6.6	7.7	2.5	3.2	1.5	1.6	1.4

STANCORP FINANCIAL GROUP, INC.

Other Investment Statistics

(Dollars in millions)

CONSOLIDATED (except as indicated)

						2003	2002
	1998	1999	2000	2001	2002	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
Portfolio yield:
Fixed maturity securities (excluding convertibles)	7.05%	6.94%	7.01%	6.79%	6.22%	6.09%	6.22%	6.62%	6.65%	6.71%
Commercial mortgage loans	8.70	8.37	8.34	8.22	7.94	7.82	7.94	8.06	8.12	8.17
Fixed maturity securities:
Quality rating (as % of fixed maturities):
A or higher	85.1%	81.0%	79.5%	69.0%	75.3%	76.4%	75.3%	72.7%	69.1%	69.3%
BBB/Baa	14.4	18.3	19.4	28.0	21.2	20.4	21.2	23.6	27.2	27.8
BB/Ba	0.5	0.7	0.9	2.4	2.1	1.7	2.1	2.3	2.9	2.2
B or lower	—	—	0.2	0.6	1.4	1.5	1.4	1.4	0.8	0.7
Commercial mortgage loans – statutory:
Sixty day delinquencies:
Book value	$1.7	$—	$—	$—	$—	$—	$—	$0.5	$0.5	$0.5
Rates – overall %	0.10%	—%	—%	—%	—%	—%	—%	0.02%	0.02%	0.03%
Foreclosed during period	$0.8	$2.2	$—	$—	$—	$—	$—	$—	$—	$—
In process of foreclosure	1.7	—	—	0.5	—	1.5	—	0.5	0.5	0.5
Included in 60 day delinquencies	1.7	—	—	—	—	—	—	0.5	0.5	0.5
Net balance of restructured loans	7.7	5.5	6.1	5.9	4.6	3.4	4.6	4.1	5.2	5.8